SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "**Agreement**") is dated as of August 11, 2023, by and among Charge Enterprises, Inc., a Delaware corporation (the "**Company**"), and each purchaser identified on the signature pages hereto (each a "**Purchaser**" and collectively, the "**Purchasers**").

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "**Securities Act**"), and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the "**SEC**") under the Securities Act.

WHEREAS, each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement up to Five Million Dollars ($5,000,000) of shares of Common Stock (the "**Shares**").

WHEREAS, neither the Shares subscribed for pursuant to this Agreement nor the Warrants or Warrant Shares that may be issued in connection herewith have been registered under the Securities Act or any state or foreign securities Law.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

AGREEMENT

1. DEFINITIONS.

"**Available Amount**" means initially Five Million Dollars ($5,000,000) in the aggregate, which amount shall be reduced by the amount of the Purchase Amount each time a Purchaser purchases Shares pursuant to Section 2 hereof.

"**Bankruptcy Law**" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

"**Business Day**" means any day on which the Principal Market is open for trading during normal trading hours (i.e., 9:30 a.m. to 4:00 p.m. Eastern Time), including any day on which the Principal Market is open for trading for a period of time less than the customary time.

"**Commencement Date**" means the later of (i) October 15, 2023, and (ii) the date each of the conditions set forth in Sections 6 and 7(a) below is satisfied.

"**Common Stock**" means the Company's common stock, par value $0.0001 per share.

"**Custodian**" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

"**Exchange Act**" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"**Facility Term**" means the period commencing on the Commencement Date and terminating on March 31, 2024.

"**GAAP**" means U.S. generally accepted accounting principles consistently applied.

"**Governmental Authority**" means any United States federal, state or local government or foreign, or other governmental, including any department, commission, board, agency, bureau, official or other regulatory, administrative or judicial or arbitral authority thereto.

"**Investment Company Act**" means the Investment Company Act of 1940, as amended.

"**Law**" or "**Laws**" means any federal, state, local or foreign or provincial statute, law (including, for the avoidance of doubt, any statutory, common, or civil law), ordinance, rule, regulation, order, injunction, decree or agency requirement having the force of law or any undertaking to or agreement with any Governmental Authority.

"**Liens**" means any legal or equitable, specific or floating, lien (statutory or otherwise), restriction, mortgage, deed of trust, pledge, lien, security interest, restrictive covenant, or other adverse right, charge, claim or encumbrance of any kind or nature whatsoever.

"**Material Adverse Effect**" means any material adverse effect on (i) the enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole, other than any material adverse effect that resulted exclusively from (A) any change in the United States or foreign economies or securities or financial markets in general that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (B) any change that generally affects the industry in which the Company and its Subsidiaries operate that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (C) any change arising in connection with earthquakes, other acts of God, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) any action taken by a Purchaser, its affiliates or its or their successors and assigns with respect to the transactions contemplated by this Agreement, (E) the effect of any change in applicable Laws or accounting rules that does not have a disproportionate effect on the Company and its Subsidiary, taken as a whole, or (F) any change resulting from compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or (iii) the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document to be performed as of the date of determination.

"**Nasdaq**" means the Nasdaq Global Market.

"**Rule 144**" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

"**SEC Documents**" means all reports, schedules, registration statements, proxy statements and other documents (including all amendments, exhibits and schedules thereto) filed or furnished, as applicable, by the Company with the SEC.

"**Participating Investor**" means each of the entities listed on Schedule I hereto.

"**Participation Rights**" means the rights to participate in any issuance by the Company of Indebtedness, Common Stock or Common Stock Equivalents for cash consideration through February 25, 2025 granted to the Participating Investors by the Company pursuant to (i) that certain Amendment, Consent and Waiver dated February 25, 2022, (ii) that certain Securities Purchase Agreement dated February 25, 2022 and (iii) that certain Securities Purchase Agreement dated April 20, 2022.

"**Permitted Assignee**" means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (e) an entity or trust that is controlled by, controls, or is under common control with a transferor, or (f) or such other parties as consented to by the Company, which consent shall not be unreasonably withheld; provided, the Company, in its discretion, may require a Purchaser to guarantee the obligations of a Permitted Assignee.

"**Purchase Amount**" means, with respect to any particular Purchase Notice, the aggregate dollar amount of Shares to be sold as set forth in such Purchase Notice.

"**Purchase Date**" means, with respect to any Share Purchase made hereunder, the Business Day following the receipt by the Purchasers of a valid Purchase Notice that the Purchasers are to buy Securities pursuant to Section 2(b) hereof.

"**Purchase Notice**" shall mean an irrevocable written notice from the Company to the Purchasers directing the Purchasers to buy Securities on the Purchase Date pursuant to Section 2(b) hereof as specified by the Company therein at the Purchase Price.

"**Purchase Price**" means $1.00 per share.

"**Principal Market**" means the Nasdaq Global Market; provided however, that in the event the Company's Common Stock is ever listed or traded on the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board or either of the OTCQB Marketplace or the OTCQX marketplace of the OTC Markets Group, then the "Principal Market" shall mean such other market or exchange on which the Company's Common Stock is then listed or traded.

"**Trading Day**" means a day on which the Common Stock is traded on Nasdaq.

"**Transaction Documents**" means this Agreement and, if issued, the Warrants (collectively with all other documents, certificates or instruments executed and delivered to the Purchasers in connection with the transactions contemplated hereby or thereby).

"**Warrant**" or "**Warrants**" has the meaning set forth in Section 5(a) of this Agreement.

"**Warrant Shares**" means the shares of Common Stock underlying the Warrants.

"**Securities**" means, collectively, the Shares, the Warrants and the Warrant Shares.

2. SUBSCRIPTION.

(a) Purchase and Sale of the Shares. Subject to the terms and subject to the satisfaction or waiver (to the extent permitted by applicable Law) of the conditions set forth in this Agreement, the Company has the right to sell to the Purchasers, and the Purchasers or their designees or assignees have the obligation to purchase from the Company, Shares as follows:

(i) At any time during the Facility Term, and provided the conditions as set forth in Section 7(b) below have been satisfied, with three Business Days prior written notice, the Company shall have the right but not the obligation to direct the Purchasers by the Company's delivery to the Purchasers of a Purchase Notice from time to time, and the Purchasers or their designees or assignees thereupon shall have the obligation, to buy the aggregate amount of Shares set forth in the Purchase Notice on the Purchase Date (each such purchase, a "**Share Purchase**") at the Purchase Price; provided that any Purchase shall be made for a minimum Purchase Price of $100,000. Subject to the foregoing terms and conditions, the Company may deliver additional Purchase Notices to the Purchasers from time to time so long as the most recent Share Purchase contemplated by a Purchase Notice has been completed and provided the conditions as set forth in Section 7(b) below have been satisfied.

(b) Payment for and Delivery of Securities.

(i) For each Share Purchase, the Purchasers or their designees or assignees shall pay to the Company an amount equal to the applicable Purchase Amount set forth in such Purchase Notice as full payment for such Securities via wire transfer of immediately available funds on the Purchase Date in lawful money of the United States of America to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Business Day, the same shall instead be due on the next succeeding day that is a Business Day.

(ii) For each Share Purchase, the Company will deliver or cause to be delivered to each Purchaser book-entry shares representing the Shares purchased by such Purchaser, recorded in such Purchaser's name.

(c) Records of Purchases. The Purchasers and the Company shall each maintain records showing the remaining Available Amount at any given time and the dates and Purchase Amounts for each Share Purchase, or shall use such other method reasonably satisfactory to the Purchasers and the Company to reconcile the remaining Available Amount.

(d) Adjustments. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of Shares or the per share purchase price shall be deemed to be amended to appropriately account for such event.

3. **REPRESENTATIONS AND WARRANTIES OF THE COMPANY**. Except as set forth in the SEC Documents filed or furnished, as applicable, by the Company with the SEC since January 1, 2022 and prior to the date hereof, or as qualified by disclosure schedules hereto, the Company hereby represents and warrants to the Purchasers, as of the date hereof and as of each Purchase Date, the following:

(a) Organization and Qualification. The Company and each of its Subsidiaries (as defined below) is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation, and has the requisite corporate or limited liability company power to own, lease and operate its properties and to carry on its business as currently conducted and as presently conducted and as proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation or limited liability company, as the case may be, to do business and is in good standing in every jurisdiction in which the nature of the business as currently conducted makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. For purposes of this Agreement, For purposes of this Agreement, "**Subsidiary**" means, with respect to the Company, any corporation, partnership, limited liability company, joint venture or other legal entity of any kind of which (i) 50% or more of the capital stock or other equity interests or voting power are, directly or indirectly, controlled, owned or held by, or (ii) that is, at the time any determination is made, controlled (whether by voting power, Contract (as defined below) or otherwise) by, in each case, the Company (either alone or through or together with one or more of its other Subsidiaries).

(b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to consummate the transactions contemplated thereby, including to issue the Securities, in accordance with the terms hereof and thereof; (ii) the execution and delivery by the Company of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, have been, or will be at the time of execution of such Transaction Document, duly authorized by the Board of Directors of the Company, and no further action, proceeding, consent, waiver or authorization is, or will be at the time of execution of each such Transaction Document, required by or from the Company, its Board of Directors or stockholders; (iii) this Agreement has been, and each of the other Transaction Documents will be when delivered at the Commencement Date and each applicable Purchase Date, duly executed and delivered by the Company; and (iv) this Agreement and the other Transaction Documents, when delivered at the Commencement Date and each applicable Purchase Date, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and

remedies and, with respect to any rights to indemnity or contribution contained in the Transaction Documents, as such rights may be limited by state or federal laws or public policy underlying such laws.

(c) Capitalization.

(i) As of the date hereof, the authorized capital stock of the Company consists of 750,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $0.0001 per share.

(ii) The Company's disclosure of its issued and outstanding capital stock in its most recent SEC Document containing such disclosure was accurate in all material respects as of the date indicated in such SEC Document. As of June 30, 2023, there were 212,899,281 shares of common stock issued and outstanding, as well as 6,226,370 shares of Series C Preferred Stock, 1,177,023 shares of Series D Preferred Stock and 3,200,000 shares of Series E Preferred Stock designated, issued and outstanding. Since such date, there has not been any change the Company's capital stock, other than (A) as a result of the exercise of stock options or the award of stock options or restricted stock units in the ordinary course of business pursuant to the Company's stock-based compensation plans, (B) the issuance of shares as consideration for acquisitions, or (C) the exercise or conversion of outstanding shares of preferred stock or warrants in the ordinary course, in each case, as described in the SEC Documents. Except as described in the SEC Documents, (1) all of the outstanding shares of Common Stock and of the capital stock of each of the Company's Subsidiaries have been duly authorized, validly issued and are fully paid and non-assessable and free of preemptive or similar rights and other Liens, (2) all of the issued and outstanding capital stock of each Subsidiary of the Company are owned, directly or indirectly, by the Company, free and clear of any Liens, (3) no shares of capital stock of the Company or any of its Subsidiaries are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company. Except as described in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible, exercisable or exchangeable into, any shares of capital stock of the Company or any of its Subsidiaries, or any Contracts by which the Company or any of its Subsidiaries is or may become bound or pursuant to which the Company or any of its Subsidiaries is otherwise obligated to issue additional shares of capital stock of the Company or any of its Subsidiaries. There are no outstanding debt securities of the Company or any of its Subsidiaries other than indebtedness as described in the SEC Documents. Except as provided for in material agreements filed as exhibits incorporated by reference into the SEC Documents, (A) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act, (B) there are no securities or instruments of the Company or any of its Subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement, and (C) there are no co-sale right, right of first refusal or other similar right will exist with respect to the Shares or the issuance and sale thereof. Except for the interests in the Company's Subsidiaries, neither the Company nor any of its Subsidiaries owns any equity interest or other interest of any nature in, or any interest convertible, exchangeable, or exercisable for, equity interests or other interests of any nature in any other person.

(d) Issuance of Securities. The Shares and Warrants, when issued, sold and delivered in accordance with the terms and upon payment of the consideration set forth in this Agreement, together with the underlying Warrant Shares, when issued and paid for in compliance with the provisions of the applicable Warrant, will be duly and validly issued, fully paid and non-assessable, and free of preemptive or similar rights, taxes and other Liens with respect to the issuance thereof, and restrictions on transfer other than restrictions on transfer under the Transaction Documents, applicable state and federal securities Laws and

Liens created by or imposed by the Purchasers. Assuming the accuracy of each of the representations and warranties of the Purchasers herein, the offer, issuance and sale by the Company of the Securities is exempt from registration under the Securities Act.

(e) No Conflicts. The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including issuance and sale of the Securities in accordance with this Agreement, have not and will not (i) result in a violation of the Company's Certificate of Incorporation, as amended and including all certificates of designation for preferred stock filed with the Delaware Secretary of State (the "**Certificate of Incorporation**") or the Company's Amended and Restated Bylaws (the "**Bylaws**") or any of its Subsidiaries; (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract to which the Company or any Subsidiary is a party, except for those which would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, except for such notice as will be given to the Participating Investors with respect to their Participation Rights or (iii) result in a violation of any Law applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except for those which would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. Neither the Company nor any Subsidiary is in violation of or in default under, any provision of its Certificate of Incorporation or Bylaws or any other constitutive documents. Neither the Company nor any Subsidiary is in violation of any term of or in default under any Contract, judgment, decree or order or any Law applicable to the Company or any Subsidiary, which violation or breach has been or would reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities Laws, neither the Company nor any of its Subsidiaries is required to obtain any authorization of, or provide any notice to or make any filing or registration with, any Governmental Authority in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof, other than (i) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered, (ii) any listing applications and related consents or any notices required by Nasdaq in the ordinary course of the offering of the Securities, (iii) filings with the SEC under the Securities Act, (iv) filings with the SEC on Form 8-K with respect to this Agreement and (v) the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D. Neither the execution and delivery by the Company of the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any Contract to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of their assets or businesses is subject, except for such notice as will be given to the Participating Investors with respect to their Participation Rights and for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to be material to the business of the Company and its Subsidiaries, taken as a whole. All notices, consents, authorizations, orders, filings and registrations which the Company or any of its Subsidiaries is required to deliver or obtain pursuant to the preceding two sentences have been or will be delivered or obtained or effected, and shall remain in full force and effect, on or prior to the Commencement Date and each Purchase Date.

(f) Absence of Litigation. Except as described in the SEC Documents, there is no, and since January 1, 2022 (the "**Lookback Date**") there has not been any, action, suit, claim, inquiry, notice of violation, arbitration, petition, charge, citation, summons, subpoena, proceeding (including any partial proceeding such as a deposition) or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity, before or by any Governmental Authority (an "**Action**") pending or threatened in writing or, to the knowledge of the Company, threatened orally, against or affecting the Company or any of its Subsidiaries or any of their respective officers or directors or any of their respective

assets or businesses, which has or would be reasonably likely to adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the other Transaction Documents. For the purpose of this Agreement, the knowledge of the Company means the actual knowledge of the officers of the Company. Neither the Company nor any of its Subsidiaries is, and since the Lookback Date has not been, subject to any judgment, decree, or order which has been, or would reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

(g) No Fiduciary Relationship. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchasers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchasers or any of their representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities.

(h) No General Solicitation. Neither the Company, nor any of its Affiliates (as defined below), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. "**Affiliate**" means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, as such terms are used in and construed under Rule 144. With respect to each Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

(i) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would eliminate the availability of the exemption from registration under Regulation D or afforded by Section 4(a)(2) of the Securities Act in connection with the sale and issuance of the Securities contemplated hereby (the "**Offering**") or cause this sale and issuance of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act.

(j) Insurance. The Company and its Subsidiaries have insurance policies of the type and in amounts customarily carried by organizations conducting businesses or owning assets similar to those of the Company and its Subsidiaries, and in any event maintain insurance policies in amounts as required by applicable Law or any Contract to which the Company or its Subsidiaries is a party or to which any of its assets or businesses is subject. All such insurance policies are in full force and effect and binding and enforceable in accordance with their terms, and all premiums due and payable thereon have been timely paid in full. Neither the Company nor any of its Subsidiaries is in default with respect to its obligations under any such insurance policy, nor has there been any failure to give any notice or present any claim under any such insurance policy in due and timely fashion except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy and there has been no notice of cancellation of nonrenewal of any such insurance policy received by the Company or any of its Subsidiaries. Since the Lookback Date, no limits on any insurance policy of the Company or any of its Subsidiaries have been exhausted, materially eroded or materially reduced.

(k) SEC Documents. The Company has timely filed or furnished all SEC Documents required to be filed or furnished by the Company under the Securities Exchange Act of 1934, as amended, (the "**Exchange Act**") since the Lookback Date (or such shorter period since the Company was first required by Law or regulation to file such material), giving effect to any grace period pursuant to Rule 12b-25. There

are no Contracts that are required to be described in the SEC Documents and/or to be filed as exhibits thereto that were not described, in all material respects, and/or filed as required. There has not been any material change or amendment to, or any waiver of any material right under, any such Contract that has not been described in and/or filed as an exhibit to the SEC Documents. There are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to the SEC Documents. None of the SEC Documents is the subject of an ongoing SEC review. There are no SEC inquiries or investigations, other governmental inquiries or investigations or internal investigations pending or threatened in writing (or, to the Company's knowledge, threatened orally), in each case regarding any accounting practice of the Company.

(l) Financial Statements.

(i) The financial statements included in the SEC Documents, together with the related notes and schedules, present fairly the financial position of the Company as of the dates indicated and the results of operations, cash flows and changes in stockholders' equity of the Company for the periods specified and have been prepared in compliance in all material respects with the requirements of the Securities Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved, except as otherwise disclosed therein and, in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes.

(ii) The Company (A) maintains a standard system of accounting established and administered in accordance with GAAP and (B) has established and maintains a system of internal controls over financial reporting designed to provide reasonable assurance regarding the reliability of the financial reporting and the preparation of the Financial Statements for external purposes in accordance with GAAP. Except as described in the SEC Documents, there (x) are no significant deficiencies or weaknesses in any system of internal accounting controls used by each of the Company's Subsidiaries, (y) has not since the Lookback Date been any fraud or other unlawful act on the part of any of management or other employees of the Company and each of its Subsidiaries who have a role in the preparation of Financial Statements or the internal accounting controls used by the Company and each of its Subsidiaries related to such preparation or controls and (z) has not since the Lookback Date been any claim or allegation regarding any of the foregoing.

(m) Material Changes. Except for the transactions contemplated hereby, since the date of the latest balance sheet of the Company included in the financial statements contained within the SEC Documents, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have a Material Adverse Effect with respect to the Company, (ii) there have not been any changes in the assets, financial condition, business or operations of the Company from that reflected in the financial statements contained within the SEC Documents except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse to the business, properties, financial condition, results of operations or future prospects of the Company, (iii) none of the Company or any of its respective Subsidiaries has altered its method of accounting or the manner in which it keeps its accounting books and records, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or equity holders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than regular quarterly dividends to the holders of the Company's outstanding preferred stock). The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Commencement Date and each Purchase Date, will not be Insolvent (as defined below). "**Insolvent**" means, with respect to the Company, on a consolidated basis with its Subsidiaries, (i) the present fair saleable value of the Company's and its Subsidiaries' assets is less than the amount required to pay the Company's and its Subsidiaries' total indebtedness, (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such

debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature.

(n) Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-15 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its Subsidiaries, is made known to the principal executive officer and the principal financial officer.

(o) Sarbanes-Oxley. The Company is, and has been since the Lookback Date, to the extent applicable, in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it.

(p) Foreign Corrupt Practices. Neither the Company and its Subsidiaries, nor any of their respective directors, managers, officers, agents or employees or other person acting on behalf of the Company or its Subsidiaries, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment or offered anything of value to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any of its Subsidiaries (or, to the Company's knowledge, made by any person acting on their behalf) which is in violation of Law or (iv) violated any applicable anti-terrorism Law or regulation, nor have any of them otherwise taken any action which would reasonably cause the Company or any of its Subsidiaries to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable Law of similar effect.

(q) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

(r) Brokers' Fees. Neither of the Company nor any of its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

(s) Disclosure Materials. The SEC Documents, at the time filed or furnished, were true and correct in all material respects and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(t) Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Commencement Date and each Share Purchase will not be required to register as, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(u) Reliance. The Company acknowledges that the Purchasers are relying on the representations and warranties (as modified by the disclosures in the SEC Documents (excluding any disclosures (whether contained under the heading "Risk Factors," in any "forward-looking statements" disclaimer or in any other section) to the extent they are cautionary, predictive or forward-looking in nature) made by the Company hereunder and that such representations and warranties (as modified by the SEC Documents (excluding any disclosures (whether contained under the heading "Risk Factors," in any "forward-looking statements" disclaimer or in any other section) to the extent they are cautionary, predictive or forward-looking in nature) are a material inducement to the Purchasers purchasing the

Securities. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchasers would not enter into this Agreement with the Company.

(v) Bad Actor Disqualification. No "bad actor" disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a "**Disqualification Event**") is applicable to the Company or, to the Company's knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. "**Company Covered Person**" means, with respect to the Company as an "issuer" for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1). The Company represents that it has exercised reasonable care to determine the accuracy of the representation made by the Company in this paragraph.

(w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the previous twelve (12) months, received (i) written notice from the Nasdaq Stock Market LLC that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq Stock Market LLC that would result in immediate delisting or (ii) any notification, staff delisting determination, or public reprimand letter that requires a public announcement by the Company of any noncompliance or deficiency with respect to such listing or maintenance requirements. The Company is in compliance with all listing and maintenance requirements of the Nasdaq Stock Market LLC on the date hereof.

(x) Reservation of Common Stock. As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, (i) solely for the purpose of effecting purchases of Shares hereunder, 5,000,000 shares of Common Stock and (ii) solely for the purpose of effective exercise of the Warrants, 1,000,000 shares of Common Stock.

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PURCHASER.
Each Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company, as of the date hereof and as of each Purchase Date, the following:

(a) Organization, Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

(b) Investment Purpose. The Purchaser is acquiring the Shares as principal for its own account, not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser's right to sell the Shares at any time in the future in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(c) Accredited Investor Status. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

(d) Sufficiency of Funds. Purchaser has, and will have at all times during the Facility Term, sufficient cash and cash equivalents available to enable Purchaser to pay, on the terms and conditions contained in this Agreement, such Purchaser's aggregate committed Purchase Price and any other amounts required to be paid in connection with the consummation of the transactions contemplated herein. Purchaser has provided the Company with evidence of sufficient funding as of the date hereof, in form reasonably satisfactory to the Company.

(e) Reliance on Exemptions. The Purchaser understands that the Shares may be offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(f) Information; Non-Reliance.

(i) The Purchaser understands that its investment in the Shares involves a high degree of risk. The Purchaser is able to bear the economic risk of an investment in the Shares including a total loss thereof and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Shares The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(ii) Specifically, the Purchaser acknowledges that (1) it has, or has access to, such information as it deems appropriate under the circumstances concerning, among other things, the Company's business and financial condition to make an informed decision regarding the purchase of the Securities, (2) the Company has and may obtain information that is not publicly available and that may be material to a decision to an investment decision ("**MNPI**") with respect to this Agreement and the Securities, including, without limitation, as of the date hereof, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2023 that has not yet been filed, and (3) Purchaser may be at a disadvantage on account of the disparity of information as between the Purchaser and the Company. The Purchaser is nonetheless prepared to consummate this Agreement based on its own analysis. The Purchaser acknowledges that the Company has not given it any investment advice or opinion on whether this Agreement or the purchases contemplated herein are prudent.

(iii) The Purchaser expressly waives and releases the Company and its principals and other affiliates from any and all liabilities arising from, and agrees that agrees that the Company shall have no liability to the Purchaser due to, the Purchaser's inability to review such MNPI and otherwise in respect of the entry into this Agreement, and agrees to make no claim against any Seller or any of its affiliates in respect of the entry into this Agreement.

(g) No Governmental Review. The Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of an investment in the Shares nor have such authorities passed upon or endorsed the merits of the Offering.

(h) Participation Rights. Purchaser acknowledges that the Participating Investors have the Participation Rights with respect to this offering and that Purchaser may be required to assign up to a portion of its commitment to purchase Shares hereunder and the Warrants issuable hereunder to such Participating Investors that elect to participate, up to the amounts shown in Schedule I hereto.

(i) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(j) Residency. The Purchaser is a resident of the United States.

(k) No Short Selling. The Purchaser represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Purchaser, its agents, representatives or affiliates engaged

in or effected, in any manner whatsoever, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

(l) No Prohibited Purchaser. The Purchaser represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in the Purchaser, nor any person on whose behalf the Purchaser is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control Laws, regulations, rules or orders.

(m) No Registration Rights; Transfer Restrictions.

(i) The Purchaser understands that (1) none of the Shares, Warrants or Warrant Shares may be offered for sale, sold, assigned or transferred unless (A) registered pursuant to the Securities Act or (B) an exemption exists permitting such securities to be sold, assigned or transferred without such registration; (2) any sale of the Shares, Warrants or Warrant Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Shares, Warrants or Warrant Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder. **THE PURCHASER UNDERSTANDS THAT THE COMPANY DOES NOT CURRENTLY INTEND TO REGISTER ANY OF THE SHARES, WARRANTS OR WARRANT SHARES (THE "SECURITIES") UNDER THE SECURITIES ACT AT ANY TIME IN THE FUTURE; NOR DOES THE COMPANY HAVE ANY OBLIGATION TO REGISTER THE SECURITIES AT ANY TIME IN THE FUTURE, AND THE UNDERSIGNED WILL NOT IMMEDIATELY BE ENTITLED TO THE BENEFITS OF RULE 144 WITH RESPECT TO THE SECURITIES.**

(ii) The Purchaser understands that there are substantial restrictions on the transferability of the Securities and that the book-entry positions representing the Shares and any Warrant Shares, if issued, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS BOOK-ENTRY POSITION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE

REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR (3) SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

(iii) In addition, if the Purchaser is or becomes an Affiliate of the Company's, book-entry positions evidencing the Shares issued to the Purchaser may bear a customary "Affiliates" legend.

(iv) Any fees (with respect to the Company's transfer agent (the "**Transfer Agent**"), counsel or otherwise) associated with the removal of such legend(s) shall be borne by the Company.

(v) The Company shall be obligated to promptly reissue unlegended certificates upon the request of any holder thereof (x) at such time as the securities evidenced by such certificates are sold pursuant to Rule 144 or another applicable exemption from the registration requirements of the Securities Act has been satisfied or (y) at such time as a registration statement is available for the transfer of the Shares. The Company is entitled to request from any holder requesting unlegended certificates under clause (x) of the foregoing sentence a certificate of such holder reasonably acceptable to the Company confirming that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

5. **COVENANTS AND OTHER RIGHTS.**

(a) Company Covenants.

(i) Warrant Issuances. The Company will, upon the delivery of the first Purchase Notice by the Company, issue the Purchasers, pro rata in proportion with the commitments listed on Exhibit A, warrants to purchase an aggregate of 1,000,000 shares of Common Stock with a term of two years and an exercise price of $1.50 per share, substantially in the form attached as Exhibit B (the "**Warrants**").

(ii) Listing of Common Stock. The Company shall use its reasonable best efforts to maintain the Common Stock's listing on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market, unless the Common Stock is immediately thereafter traded on the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, or the OTCQB or OTCQX market places of the OTC Markets. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(a)(ii).

(iii) Other Transactions. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents, including, without limitation, the obligation of the Company to deliver the Securities to the Purchasers in accordance with the terms of the Transaction Documents.

(iv) Integration. From and after the date of this Agreement, neither the Company, nor any of its Affiliates will, and the Company shall use its reasonable best efforts to ensure that no person acting on their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would (i) require registration of the offer and sale by the Company to the Purchasers of any of the Securities under the

Securities Act, or (ii) cause this offering of the Securities by the Company to the Purchasers to be integrated with other offerings of securities by the Company in a manner that would require stockholder approval pursuant to the rules and regulations of the Principal Market on which any of the securities of the Company are listed or designated, unless in the case of this clause (ii), stockholder approval is obtained before the closing of such subsequent transaction in accordance with the rules of such Principal Market.

(v) Material Non-Public Information. If any information that may be considered MNPI of the Company may be disclosed to Purchaser in the course of the Facility Term, the Company agrees to, prior to providing such MNPI, enter into a non-disclosure agreement with Purchaser containing mutually agreeable terms including, without limitation, an agreement to disclose any MNPI in accordance with Regulation FD and the applicable rules and regulations of the stock exchange by no later than a mutually agreeable date.

(b) Purchaser Covenants.

(i) Sufficiency of Funds; Further Assurances. Purchaser shall maintain sufficient cash and cash equivalents at all times during the Facility Term to pay such Purchaser's aggregate committed Purchase Price and any other amounts required to be paid in connection with the consummation of the transactions contemplated herein in an account identified to the Company. If requested by the Company, Purchaser shall (i) deposit into and thereafter maintain in a segregated account of the Purchaser (the "**Collateral Account**") or (ii) deliver to the Company for the company to hold as collateral pursuant to arrangements satisfactory to the Company, in each case, sufficient cash and cash equivalents to pay Purchaser's aggregate Share Purchase commitment and any other amounts required to be paid by Purchaser pursuant to this Agreement (such cash and cash equivalents, the "**Cash Collateral**"). Upon request by the Company, the Purchase shall deposit or provide, as applicable, such additional Cash Collateral as is necessary in the Company's discretion to eliminate any shortfalls in the Collateral relative to the Purchaser's obligations under this Agreement. The Purchaser agrees that it shall only permit Cash Collateral to be deposited in the Collateral Account, and that any funds deposited in the Collateral Account shall constitute Cash Collateral. To secure the prompt payment and performance in full when due or all of Purchaser's obligations under this Agreement, including the payment of any Share Purchase, Purchaser hereby grants to the Company a first priority security interest in the Cash Collateral and any Collateral Account, regardless of whether the same is currently existing or hereafter acquired or created. If requested by the Company, the Purchaser will execute and deliver such documents as are requested by the Company to grant, re-affirm or perfect the security interest described in this Section, including control agreements related to any Cash Collateral Account granting the Company exclusive control over such accounts. Without limiting the foregoing, the Purchaser shall take all actions necessary or advisable or required by applicable law to grant to the Company a perfected first priority security interest in the Cash Collateral and the Cash Collateral Account, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by law or as may be requested by the Company.

(ii) SEC and Beneficial Ownership Reporting. Purchaser covenants and agrees to timely file all beneficial ownership reports under Section 13(d) of the Exchange Act and any other regulatory filings that may be required from time to time by Purchaser relating to the Company or the Securities.

(iii) Participating Investor Assignments. Upon notice from the Company of the proper exercise of a Participating Investor's Participation Rights, Purchaser agrees to promptly assign the portion of its commitment (including a pro rata portion of the Warrants) elected by such Participating Investor, up to the amounts shown on Schedule I hereto, and to execute an

assignment and joinder in the form attached hereto as Exhibit C. Purchaser agrees to promptly execute or complete any additional documentation that may be reasonably necessary to consummate the foregoing.

6. **CONDITIONS TO THE COMPANY'S RIGHT TO COMMENCE SALES OF SHARES UNDER THIS AGREEMENT.** The Company's right to commence the sale and issuance of the Shares and deliver the Shares to the Purchaser and to consummate the other transactions contemplated hereby, shall be subject to the satisfaction or written waiver by the Company (in whole or in part) of the following conditions, to the extent such condition can be waived, in its sole discretion, on or prior to the Commencement Date:

(a) Execution of Transaction Documents. The Purchasers shall have executed each of the Transaction Documents and delivered the same to the Company.

(b) Representations and Warranties. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct in all respects as of the date of this Agreement and as of the Commencement Date with the same force and effect as if they had been made on and as of the Commencement Date (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all respects as of such earlier date), except for the failure of any such representation or warranty to be so true and correct as would not, individually or in the aggregate, have a material adverse effect on the ability of the Purchasers to consummate the transactions contemplated hereby.

(c) Performance. The Purchasers shall have performed or complied with in all material respects all obligations and covenants herein required to be performed by the Purchasers on or prior to the Commencement Date.

(d) Qualifications. All authorizations of, or notices to, any Governmental Authority that are required in connection with the transactions contemplated by this Agreement, including the lawful issuance and sale of the Shares pursuant to this Agreement at each Share Purchase, shall have been delivered or obtained and effective as of the Commencement Date except for Blue Sky law permits and qualifications that may be properly obtained after the Commencement Date and filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D which may be filed no later than 15 calendar days after the "date of first sale" in the Offering.

7. **CONDITIONS TO PURCHASERS' OBLIGATIONS TO MAKE PURCHASES OF SECURITIES.**

(a) The Purchasers' obligation to accept delivery of the Shares and to pay for the Shares to be issued to the Purchasers hereunder, and to consummate the other transactions contemplated hereby, shall be subject to the satisfaction or written waiver by the Purchasers (in whole or in part) of the following conditions, to the extent such condition can be waived, in their sole discretion, on or prior to the Commencement Date:

(i) Execution of Transaction Documents. The Company shall have executed each of the Transaction Documents and delivered the same to the Purchaser;

(ii) Representations and Warranties. The representations and warranties made by the Company in Section 3 shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality or "material adverse effect", in which case, such representations and warranties shall be true and correct without further qualification) as of the date of this Agreement and as of the Commencement Date with the same force and effect as if they had been made on and as of the Commencement Date (except to the extent any such representation or warranty expressly speaks as of an earlier date,

in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

(iii) Performance. The Company shall have performed or complied with in all material respects all obligations and covenants herein required to be performed by it on or prior to the Commencement Date.

(iv) Certificate. At the Commencement Date, an executive officer of the Company shall have duly executed and delivered or caused to be delivered to the Purchasers a certificate addressed to the Purchasers certifying (i) as to the satisfaction of the conditions set forth in Section 7(a)(ii) and Section 7(a)(iii) as of the Commencement Date, and (ii) that neither the Company nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Filings or otherwise disclosed in any Regulation FD compliant manner.

(v) Good Standing. The Company is a corporation or other business entity duly organized, validly existing, and in good standing under the Laws of Delaware.

(vi) Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no action or proceeding shall have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated hereby.

(vii) Compliance with Laws. The transactions contemplated by this Agreement and the other Transaction Documents, including the sale and issuance of the Securities, shall be legally permitted by all Laws and regulations to which the Company is subject or which are otherwise applicable to the transactions contemplated by the Transaction Documents.

(viii) Qualifications. All Authorizations of, or notices to, any Governmental Authority that are required in connection with the transactions contemplated by this Agreement, including the lawful issuance and sale of the Securities pursuant to this Agreement at each Share Purchase, shall have been delivered or obtained and effective as of the Commencement Date except for Blue Sky law permits and qualifications that may be properly obtained after the Commencement Date and filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D which may be filed no later than 15 calendar days after the "date of first sale" in the Offering.

(ix) No Material Adverse Effect. There shall have been no Material Adverse Effect that is continuing.

(x) No Event of Default. No Event of Default has occurred and is continuing, or any event which, after notice and/or lapse of time, would become an Event of Default has occurred.

(b) The Purchasers' obligation to accept delivery of the Securities and to pay for the Shares to be issued to the Purchasers pursuant to a Share Purchase is subject to the satisfaction of each of the following conditions on or before the applicable Purchase Date:

(i) Representations and Warranties. The representations and warranties made by the Company in Section 3 shall be true and correct in all material respects (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" or similar qualifier) as of the applicable Purchase Date with the same force and effect as if they had been made on and as of the applicable Purchase Date (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

(ii) No Nasdaq Notice. The Company shall not have received notice from the Principal Market that the completion of the applicable listing of additional shares notification related to the Shares or Warrant Shares to Nasdaq has been revoked or that such listing of additional shares notification to Nasdaq is otherwise subject to further review by the Principal Market.

(iii) No Material Adverse Effect. There shall have been no Material Adverse Effect that is continuing.

(iv) No Event of Default. No Event of Default has occurred and is continuing, or any event which, after notice and/or lapse of time, would become an Event of Default has occurred.

8. INDEMNIFICATION.

(a) The Company agrees to indemnify and hold harmless the Purchasers and their Affiliates, and its and their respective directors, officers, stockholders, equityholders, members, managers, partners, employees, attorneys, consultants, representatives and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls the Purchasers (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, equityholders, members, managers, partners, employees, attorneys, consultants, representatives and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (collectively, the "**Purchaser Indemnitees**"), from and against all losses, liabilities, claims, damages, costs, fees, charges, taxes, judgements, fines, penalties and expenses whatsoever (including, but not limited to, amounts paid in settlement and any and all out-of-pocket expenses, including attorneys' fees and expenses, incurred in investigating, preparing or defending against any litigation commenced or threatened) (collectively, "**Indemnified Liabilities**") arising out of or relating to: (i) the inaccuracy, violation or breach of any of the Company's representations or warranties made in Section 3 of this Agreement; (ii) any breach or failure to perform by the Company of any of its covenants and obligations contained herein or (iii) any Action brought or made against such Purchaser Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of, relating to or resulting from (A) the execution, delivery, performance or enforcement of the Transaction Documents or the transactions contemplated hereby, including the issuance of the Securities or (B) the status of the Purchasers as an investor in the Company pursuant to the transactions contemplated hereby or by the other Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable Law. The liability of the Company under this paragraph shall not exceed the total purchase price paid by the Purchasers hereunder, except in the case of fraud.

(b) The Company shall have the right to control the investigation and defense of any Action for which a Purchaser Indemnitee may be entitled to indemnification hereunder with counsel reasonably satisfactory to such Purchaser Indemnitee, at the sole cost and expense of the Company, upon written notice to the applicable Purchaser Indemnitee; provided, that (i) such notice contains confirmation that the Company has agreed to indemnify the Purchaser Indemnitee (subject to the limitations on indemnification set forth herein) for the Indemnified Liabilities arising out of, relating to or resulting from such Action and (ii) the Company shall not be entitled to assume or control the investigation and defense, if (A) such claim seeks non-monetary, equitable or injunctive relief or alleges any violation of criminal Law or (B) the Indemnitor is also a party and the Indemnitee determines in good faith after consultation with counsel that there may be one or more legal defenses available to such Indemnitee that are different or additional to those available to the Indemnitor. If the Company assumes the investigation and defense of such Action in accordance herewith, the Purchaser Indemnitee may retain separate co-counsel at its sole cost and expense and participate in the investigation and defense of such Action.

(c) Notwithstanding anything to the contrary herein, without the prior written consent of the Purchaser Indemnitee, the Company shall not, and shall not cause or permit any of its Subsidiaries or its or their respective Related Parties to, negotiate, consent to or enter into any settlement, or consent to the entry of any judgment, with respect to any Action for which such Purchaser Indemnitee may be entitled to indemnification hereunder, unless such settlement (i) includes an unconditional release of such Purchaser Indemnitee from all liability arising out of such proceeding, (ii) does not require any admission of wrongdoing by any Purchaser Indemnitee, and (iii) does not obligate or require any Purchaser Indemnitee to take, or refrain from taking, any action.

(d) Each Purchaser acknowledges on behalf of itself and each Purchaser Indemnitee that, other than (i) for Actions seeking specific performance of the obligations under this Agreement; (ii) if applicable, for Actions to recover any Transaction Expenses or (iii) in the case of a breach or violation of this Agreement by the Company which has resulted from either (A) intentional fraud or (B) a deliberate act or failure to act with actual knowledge that the act or failure to act constituted or would result in a breach or violation, in each case, the sole and exclusive remedy of such Purchaser and the Purchaser Indemnitees with respect to any and all claims relating to this Agreement shall be pursuant to the indemnification provisions (including the limitations thereof) set forth in this Section 8.

9. EVENTS OF DEFAULT. An **"Event of Default"** shall be deemed to have occurred at any time as any of the following events occurs:

(a) the suspension from trading or failure of the Common Stock to be listed on a Principal Market for a period of three (3) full Business Days;

(b) the delisting of the Common Stock from the Principal Market, and the Common Stock is not immediately thereafter trading on the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board or the OTCQB marketplace or OTCQX marketplace of the OTC Markets Group;

(c) the Company's breach of any covenant under any Transaction Document if such breach could reasonably be expected to have a Material Adverse Effect, provided that, in the case of a breach of a covenant that is reasonably curable, such breach continues uncured for a period of at least five (5) Business Days;

(d) a Material Adverse Effect;

(e) if any person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;

(f) if the Company pursuant to or within the meaning of any Bankruptcy Law, (1) commences a voluntary case, (2) consents to the entry of an order for relief against it in an involuntary case, (3) consents to the appointment of a Custodian of it or for all or substantially all of its property, (4) makes a general assignment for the benefit of its creditors or (5) becomes insolvent; or

(g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (1) is for relief against the Company in an involuntary case, (2) appoints a Custodian of the Company or for all or substantially all of its property, or (3) orders the liquidation of the Company or any Subsidiary.

In addition to any other rights and remedies under applicable law and this Agreement, including the Purchasers' termination rights under Section 11(s) hereof, so long as an Event of Default has occurred and is continuing, or if any event which, after notice and/or lapse of time, would become an Event of Default, has occurred and is continuing the Company may not require and the Purchasers shall not be obligated to purchase any shares of Common Stock under this Agreement. If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of

Default as described in Sections 9(e), 9(f) and 9(g) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any person. No such termination of this Agreement under Section 11(s)(i) shall affect the Company's or any of the Purchasers' obligations under this Agreement with respect to pending purchases and the Company and the Purchasers shall complete their respective obligations with respect to any pending purchases under this Agreement.

10. DEFAULTING PURCHASER.

(a) If, on any Purchase Date, any Purchaser defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder, the non-defaulting Purchasers may in their discretion arrange for the purchase of such Shares themselves or by other persons satisfactory to the Company on the terms contained in this Agreement.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Purchaser or Purchasers by the non-defaulting Purchasers and the Company as provided in paragraph (a) above, there remains an unpurchased amount of Shares, then the Company shall have the right to require each non-defaulting Purchaser to purchase the amount of Shares that such non-defaulting Purchaser agreed to purchase hereunder plus such Purchaser's pro rata share (based on the commitments of all Purchasers) of the Shares of such defaulting Purchaser or Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements as provided in paragraphs (a) and (b) above, there remains unpurchased an amount of Shares included in the relevant Purchase Notice due to such defaulting Purchaser's failure to purchase Shares, the Company shall be authorized to use any Cash Collateral, if any, of such non-defaulting Purchaser to fund the remaining Share purchase. Such authorization includes the right to withdraw such Cash Collateral from any Cash Collateral Account, which action is hereby approved by the Purchaser. Any application of Cash Collateral by the Company pursuant to this Agreement shall not constitute a waiver of any breach of this Agreement by the Purchaser.

(d) Nothing contained herein shall relieve a defaulting Purchaser of any liability it may have to the Company or any non-defaulting Purchaser for damages caused by its default.

11. MISCELLANEOUS.

(a) Binding Effect. Each Purchaser hereby acknowledges and agrees that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

(b) Modification. Except for updates to Exhibit A to reflect assignments, this Agreement shall not be amended, modified or waived except by an instrument in writing signed by the Company and Purchasers holding at least a majority of the total purchase commitment shown on Exhibit A; provided that this Agreement may not be amended and the observance of any term hereof may not be waived with respect to any Purchaser without the written consent of such Purchaser if such amendment or waiver on its face materially and adversely affects the rights of such Purchaser under this Agreement in a manner that is different than the other Purchasers. Any amendment, modification or waiver effected in accordance with this Section 11(b) shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such Securities, and the Company, its successors and assigns.

(c) Third-Party Beneficiary. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in Section 8.

(d) Notices. Any notice, consents, waivers or other communication required or permitted to be given hereunder shall be in writing and will be deemed to have been delivered: (i) upon receipt, when personally delivered; (ii) upon receipt when sent by certified mail, return receipt requested, postage prepaid; (iii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party; (iv) when sent, if by e-mail (provided that

such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient's e- mail server that such e-mail could not be delivered to such recipient); or (v) one (1) Business Day after deposit with a nationally recognized overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

(i) if to the Company, at

Charge Enterprises, Inc.
125 Park Avenue, 25th Floor
Attention: Jim Biehl
Email: jbiehl@charge.enterprises

with copies (which shall not constitute notice) to:

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Attention: Elizabeth A. Diffley
Email: elizabeth.diffley@faegredrinker.com

or

(ii) if to the Purchasers, at the address set forth across such Purchaser's name in Exhibit A hereto

(or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section).

(e) Assignability. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No Purchaser may assign its rights or obligations under this Agreement, other than an assignment to a Permitted Assignee or to a Participating Investor in connection with such Participating Investor's exercise of its Participation Rights. For the avoidance of doubt, nothing in this Section 11(e) is intended to, or shall have the effect of, restricting or otherwise impairing any transfer of the Shares, Warrants or Warrant Shares by the Purchasers.

(f) Applicable Law. This Agreement and the other Transaction Documents and the transactions contemplated hereby shall be governed by and construed in accordance with the Laws of the State of Delaware, without reference to the principles thereof relating to the conflict of Laws. Any litigation based hereon, or arising out of, under or in connection with, this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby shall be brought and maintained exclusively in the United States District Court for the District of Delaware or the circuit court for New Castle County, Delaware. Each party irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such party's address set forth in Section 11(d), such service to become effective ten (10) days after such mailing.

(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

(h) Form D; Blue Sky Qualification. The Company agrees to timely file a Form D with respect to the Securities and to provide a copy thereof, promptly upon request of the Purchasers. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an

exemption for, or to qualify the Securities for, sale to the Purchasers at the applicable Share Purchase under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchasers.

(i) Securities Law Disclosure; Publicity. The Company shall not publicly disclose the name of any Purchaser or any Affiliates of the Purchasers, or include the name of any Purchaser or any Affiliates of the Purchasers in any press release or filing with the SEC or any regulatory agency or principal trading market, without the prior written consent of such Purchaser, except (i) as required by federal securities Law in connection with the filing of final Transaction Documents with the SEC, including disclosure in a Current Report on Form 8-K and disclosure as a related party transaction in future SEC reports, if applicable, or (ii) to the extent such disclosure is required by applicable Law, request of the staff of the SEC or of any regulatory agency or principal trading market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this sub-clause (ii). The Purchasers, severally and not jointly, covenant that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 11(i), the Purchasers will maintain the confidentiality of all disclosures made to it in connection with such transactions (including the existence and terms of such transactions), except to the extent such disclosure (x) is made to the Purchaser Parties in connection with the transactions contemplated hereby or (y) is required by applicable Law, including the filing of beneficial ownership reports pursuant to Section 13(d) of the Exchange Act. In addition, each Purchaser acknowledges that it is aware that United States securities laws may restrict persons who have material, non-public information about a company from purchasing or selling any securities of such company while in possession of such information. The provisions of this Section 11(i) are in addition to and not in replacement of any confidentiality agreement, if any, between the Company and the Purchaser.

(j) Entire Agreement. This Agreement, together with the Warrants (if issued) and all exhibits, schedules and attachments hereto and thereto, including any confidentiality agreement between the Purchaser and the Company, constitute the entire agreement between the Purchasers and the Company with respect to the sale of securities and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(k) Expenses. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares, and the Company shall file all necessary tax returns and other documentation with respect to such fees, taxes and duties. The Company shall pay all fees and expenses of its counsel in connection with any opinion to the transfer agent for the removal of any legend on the Securities.

(l) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages that contain copies of an executed signature page such as in .pdf format (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by e-mail of a document in .pdf format shall be deemed to be their original signatures for all purposes.

(m) Severability. Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable Law, such invalid or contrary provision shall be replaced with a valid provision that as closely as possible reflects the parties' intent with respect thereto, and invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(n) Headings. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(o) Additional Information; Further Assurances. The Purchaser hereby agrees to furnish the Company such other information as the Company may reasonably request prior to the applicable Share Purchase with respect to its subscription hereunder. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party hereto may reasonably request in order to effect the transactions contemplated hereby and to accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(p) Independent Nature of the Purchaser's Obligations and Rights. For avoidance of doubt, the obligations of each Purchaser under this Agreement, the other Transaction Documents and any other agreements delivered in connection herewith are several and not joint with the obligations of any other Purchaser, and each Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser. Nothing contained herein and no action taken by any Purchaser shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Except as specifically set forth herein, each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other party to be joined as an additional party in any proceeding for such purpose.

(q) Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party hereto may be entitled to seek protective orders, injunctive relief and other remedies available at Law or in equity (including, without limitation, seeking specific performance or rescission of purchases, sales and other transfers). The parties hereto agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches of this Agreement by the Purchasers or the Company, as applicable, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the respective covenants and obligations of the Purchasers and the Company, as applicable, under this Agreement all in accordance with the terms of this Section 11(q). Neither the Purchasers nor the Company, as applicable, shall be required to provide any bond or other security in connection with seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, all in accordance with the terms of this Section 11(q).

(r) Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or in any other Transaction Document, and notwithstanding the fact that the Purchaser may be partnerships or limited liability companies, the Company hereto covenants, agrees and acknowledges that no recourse under this Agreement or any Transaction Document shall be had against any the Purchasers' future, present or former Affiliates, or the Purchasers' or its Affiliates' respective future, present or former officers, directors, managers, employees, partners, equityholders, controlling persons, members, agents, attorneys, representatives, successors or permitted assigns (the "**Purchaser Parties**") (other than the Purchasers and their successors and Permitted Assignees under this Agreement), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Purchaser Parties, as such, for any obligation or liability of any party under this Agreement or any other Transaction Document for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 11(r) shall relieve or otherwise limit the liability of the Purchasers or any of their successors or Permitted Assignees, for any breach or violation of its obligations under such agreements, documents or instruments. The liability limitation provision in this Section 11(r) shall survive termination of this Agreement.

(s) Termination. This Agreement may be terminated only as follows:

(i) By the Purchasers or their designees or assignees that have purchased at least a majority of the Shares sold under this Agreement as of such date any time an Event of Default has occurred and is continuing without any liability or payment to the Company. However, if pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(e), 9(f) and 9(g) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any person. No such termination of this Agreement under this Section 11(s)(i) shall affect the Company's or the Purchasers' obligations under this Agreement with respect to pending purchases and the Company and the Purchasers shall complete their respective obligations with respect to any pending purchases under this Agreement.

(ii) At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a "**Company Termination Notice**") to the Purchasers electing to terminate this Agreement. The Company Termination Notice shall not be effective until one (1) Business Day after it has been received by the Purchasers.

(iii) This Agreement shall automatically terminate on the earlier of (1) the date that the Company sells and the Purchasers purchase the full Available Amount as provided herein or (2) the end of the Facility Term, without any action or notice on the part of any party and without any liability whatsoever of any party to any other party under this Agreement.

Except as set forth in Sections 11(s)(i) (in respect of an Event of Default under Sections 9(e), 9(f) and 9(g)), and 11(s)(ii), any termination of this Agreement pursuant to this Section 11(s) shall be effected by written notice from the Company to the Purchasers, or the Purchasers to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties of the Company and the Purchasers contained in Sections 3 and 4 hereof, the indemnification provisions set forth in Section 8 hereof and the agreements and covenants set forth in Sections 4(m) and 11 shall survive the Commencement Date and any termination of this Agreement. No termination of this Agreement shall affect the Company's or the Purchasers' rights or obligations (i) under the Warrants (if issued) or (ii) under this Agreement with respect to pending purchases and the Company and the Purchasers shall complete their respective obligations with respect to any pending purchases under this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CHARGE ENTERPRISES, INC.

By: Leah Schweller

Name: Leah Schweller

Title: Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KORR Value, L.P

By: DocuSigned by: Kenneth Orr

Name: Kenneth Orr

Title: Cio

EXHIBIT A

Schedule of Purchasers

Investor Name	Address for Notices	Available Amount of Securities to be Purchased
KORR Value, L.P.	1400 Old Country Road, Suite 305 Westbury, New York 11590 Email: ko@korrag.com	$ 5,000,000

Exhibit B

Form of Warrant

[See attached]

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT

CHARGE ENTERPRISES, INC.

Warrant Shares: 1,000,000 Initial Exercise Date: [·], 202[·]

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, KORR Value, L.P., a Delaware limited partnership, or its assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after [·], 202[·] (the "Initial Exercise Date") and on or prior to the close of business at 5:00 p.m. (New York City time) on [·], 202[·][1] (the "Termination Date) but not thereafter, to subscribe for and purchase from Charge Enterprises, Inc., a Delaware corporation (the "Company"), up to 1,000,000 shares (as subject to adjustment hereunder, the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated August [11], 2023, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by electronic (or e-mail attachment) of the Notice of Exercise in the form annexed hereto ("Notice of Exercise"). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within two (2) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount

[1] Note: Two-year anniversary of the initial exercise date.

equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. **The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.**

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.50, subject to adjustment hereunder (the "Exercise Price").

c) Intentionally Omitted.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. Subject to the requirements of applicable law, the Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) and otherwise by physical delivery of a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) the earlier of (A) three (3) Trading Days after the delivery to the Company of the Notice of Exercise and (B) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the "Warrant Share Delivery Date"). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price is received within the earlier of (i) three (3) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after the first Business Day after the Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant

when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Intentionally Omitted.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Intentionally Omitted.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate

Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (not to be unreasonably withheld, conditioned or delayed) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at

its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously publicly disseminate such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

f) Transfer for Participation Rights. Upon notice from the Company of the proper exercise of a Participating Investor's Participation Rights (as such terms are defined in the Purchase Agreement), Holder agrees to promptly assign a portion of this Warrant to one or more Participating Investors as provided in the Company's notice to Holder.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity and/or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith,

be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this

Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

****

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

CHARGE ENTERPRISES, INC.

By: ____________________________

Name:

Title:

NOTICE OF EXERCISE

To: **CHARGE ENTERPRISES, Inc.**

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of lawful money of the United States; .

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

The Warrant Shares shall be delivered to the following address (for physical delivery of share certificate):

____

____

____

(4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

____

Signature of Authorized Signatory of Investing Entity:

____

Name of Authorized Signatory:

____

Title of Authorized Signatory:

____

Date:

____

___

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name: ______________________________
(Please Print)

Address: ______________________________
(Please Print)

Phone Number: ______________________________

Email Address: ______________________________

Dated: _______________ __, ______

Holder's Signature:

____

Holder's Address:

____

____

____

Exhibit C

Form of Assignment and Joinder

[See attached]

Form of
Assignment and Joinder to Purchase Agreement

This Assignment and Joinder to Purchase Agreement (the "Assignment") is entered into as of ___________, 20___ (the "Effective Date") by and between _______________ (the "Assignor") and _______________. Reference is made to that certain Securities Purchase Agreement, dated as of August 11, 2023 (the "Agreement"), by and between Charge Enterprises, Inc. (the "Company"), Assignor, and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the definitions given to them in the Agreement.

1. For value received, Assignor hereby assigns and transfers unto ________________ (the "Assignee"), and Assignee hereby accepts and assumes, Assignor's rights and obligations under as it relates to the following portion of the overall $5.0 million commitment to purchase shares of Common Stock of the Company (including a pro rata portion of the Warrants) set forth in the Agreement:

Purchaser	Current Commitment	Assigned Commitment	New Commitment
Assignor			
Assignee			

2. Assignor hereby represents and warrants that Assignee is a Permitted Assignee.

3. Assignee hereby represents, warrants and agrees that: (a) it has received and reviewed the Agreement; (b) the representations and warranties made by the Purchasers in Section 4 thereto are true and correct as it relates to Assignee on the date hereof; (c) it hereby joins in the Agreement as a Purchaser and agrees to be bound by, and abide by, the terms and provisions of the Agreement, including without limitation, the Purchaser covenants set forth in Section 5(b) thereof; and (d) this Assignment is legally binding upon it.

4. Except as set forth above, the Agreement remains in full force and effect with respect to all parties thereto.

5. Other than the [partial] assignment of its commitment, nothing contained in this Assignment shall be construed as relieving or releasing Assignor from any of its other obligations under the Agreement, it being expressly understood and agreed that Assignor shall remain liable for such obligations notwithstanding anything contained in this Assignment or any subsequent assignment(s) or transfer(s) of the interest of the Assignor under the Agreement.

6. [Notwithstanding anything to the contrary contained in this Assignment, Assignor shall, along with Assignee, remain directly, primarily and fully responsible for the payment of all sums due under the Agreement and for compliance with all of the obligations of Assignee under the Agreement.][1]

7. By signing below, the Company hereby agrees to this Assignment and Joinder Agreement.

[Signature Page Follows]

[1] Note: If requested by Company.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the date first written above.

ASSIGNOR
[________]

By: ______________________________
Name: ____________________________
Its: ______________________________

ASSIGNEE
[________]

By: ______________________________
Name: ____________________________
Its: ______________________________

Agreed and Accepted:

Charge Enterprises, Inc.

By: ______________________________
Name: ____________________________
Its: ______________________________

Schedule I

Participating Investors

The following entities (the "Arena Investors") have an aggregate right to participate in up to 25% of the offering, together with all affiliates:

- Arena Finance Markets, LP
- Mt Whitney Securities LLC
- Arena Special Opportunities Fund, LP
- Arena Special Opportunities Partners LP
- Arena Structured Private Investments (Cayman), LLC
- Arena Special Opportunities Fund LP
- Arena Special Opportunities Partners I LP

The following entities (the "Island Capital Investors") have an aggregate right to participate in up to 25% of the offering, together with all affiliates:

- Island Capital Group LLC
- ICG Charge ME II, LLC